                                                                   Exhibit 10.12

                         OFFER TO PURCHASE AND CONTRACT

Ronald F. McManus, as Buyer, hereby offers to purchase and Diversicare Assisted Living Services NC, LLC, as Seller, upon acceptance of said offer, agrees to sell and convey, all of that plot, piece or parcel of land described below, together with all improvements located thereon and such fixtures and personal property as are listed below (collectively referred to as "the Property"), upon the following terms and conditions:

1. REAL PROPERTY: Located in Morehead City, County of Carteret, State of North Carolina, being known as and more particularly described as:
Street Address: NWC Guardian Ave and Symi Circle         Zip:
                                                             ------------------
Legal Description:-------------------------------------------------------------
([X] All [ ] A portion   of the property in Deed Reference: Book---------------,
Page No.----------, ----------------------------------------- County.)
NOTE: Prior to signing the Offer to Purchase and Contract, Buyer is advised to review Restrictive Covenants, if any, which may limit the use of the Property, and to read the Declaration of Restrictive Convenants, By-Laws, Articles of Incorporation, Rules and Regulations, and other governing documents of the owners' association and/or the subdivision, if applicable.

2. FIXTURES: The following items, if any, are included in the purchase price free of liens: any built-in appliances, light fixtures, ceiling fans, attached floor coverings, blinds and shades including window hardware, window and door screens, storm windows, combination doors, awnings, antennas, satellite dishes and receivers, burglar/fire/smoke alarms, pool and spa equipment, solar energy systems, attached fireplace screens, gas logs, fireplace inserts, electric garage door openers with controls, outdoor plants and trees (other than in movable containers), basketball goals, storage sheds, mailboxes, wall and/or door mirrors, and any items attached or affixed to the Property, EXCEPT the following items:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

3. PERSONAL PROPERTY: The following personal property is included in the purchase price: None.

Int:     4. PURCHASE PRICE: The purchase price is $ 180,000.00 and shall be paid as follows:

[ILLEGIBLE] (a) $ 5,000, EARNEST MONEY DEPOSIT by [ ] cash [X] personal check [ ] bank check [ ] certified check [ ]
[ILLEGIBLE]  other--------------------------------------------- to be deposited and held in escrow by Seller, until the sale is closed, at which time it will be credited to Buyer, or until this contract is otherwise terminated. In the event: (1) this offer is not accepted; or (2) any of the conditions hereto are not satisfied, then all earnest monies shall be returned to Buyer. In the event of breach of this contract by Seller, upon Buyer's request, all earnest monies shall be returned to Buyer, but such return shall not affect any other remedies available to Buyer for such breach. In the event this offer is accepted and Buyer breaches this contract, then all earnest monies shall be forfeited upon Seller's request, but receipt of such forfeited earnest monies shall not affect any other remedies available to seller for such breach.

NOTE: in the event of a dispute between Seller and Buyer over the return or forfeiture of earnest money held in escrow by a broker, the broker is required by state law to retain said earnest money in the broker's trust or escrow account until a written release from the parties consenting to its disposition has been obtained or until disbursement is ordered by a court of competent jurisdiction.

(b) $-----------, ADDITIONAL EARNEST MONEY DEPOSIT to be paid to escrow agent no later than --------------------.

(c) $-----------  BY ASSUMPTION of the unpaid principal balance and all obligations of Seller on the existing loan(s) secured by a deed of trust on the Property in accordance with the attached Loan Assumption Addendum.

(d) $-----------, BY SELLER FINANCING in accordance with the attached Seller
                  Financing Addendum.

(e) $ 175,000,    BALANCE of the purchase price in cash at closing.

5. CONDITIONS: (State N/A in each blank that is not a condition to this contract.)
(a) The Buyer must be able to obtain a loan commitment on or before N/A, effective through the date of closing, for a [ ] FHA [ ] VA (attach FHA/VA Financing Addendum) [X] Conventional [ ] Other---------- loan at a [ ] Fixed Rate [ ] Adjustable Rate [ ] Other: N/A in the principal amount of $ N/A for a
term of      year(s), at an interest rate not to exceed      % per annum, with
       ------                                          ------
mortgage loan discount points not to exceed      % of the loan amount. Buyer
                                           ------
agrees to use his best efforts to secure such commitment. Buyer shall be responsible for all costs with respect to any loan obtained by Buyer, except if Seller is to pay any of the Buyer's loan closing costs including discount points, those costs are as follows:-------------------------------------------.

In the event Buyer fails to provide Seller with written evidence of the loan commitment within five days after receipt of a written request from Seller (but such request may not be made before the loan commitment date listed above), then Seller may terminate this contract unless Buyer waives the loan commitment condition.
(b) There must be no restriction, easement, zoning or other governmental regulation that would prevent the reasonable use of the real property for Assisted Living and/or Apartments purposes.
(c) The Property must be in substantially the same or better condition at closing as on the date of this offer, reasonable wear and tear excepted.
(d) All deeds of trust, liens and other charges against the Property, not assumed by Buyer, must be paid and satisfied by Seller prior to or at closing such that cancellation may be promptly obtained following closing. Seller shall remain obligated to obtain any such cancellations following closing.
(e) Title must be delivered at closing by SPECIAL WARRANTY DEED unless otherwise stated herein, and must be fee simple marketable title, free of all encumbrances except: ad valorem taxes for the current year (prorated through the date of closing); utility easements and unviolated restrictive covenants that do not materially affect the value of the Property; and such other encumbrances as may be assumed or specifically approved by Buyer. The Property must have legal access to a public right of way. Int: [ILLEGIBLE] [ILLEGIBLE]

6. SPECIAL ASSESSMENTS: Seller warrants that there are no governmental special assessments, either pending or confirmed, for sidewalk, paving, water, sewer, or other improvements on or adjoining the Property, and no owners' association special assessments, except as follows: None, to Seller's knowledge.
(Insert "None" or the identification of such assessments, if any.) Seller shall pay all confirmed owners' association assessments and all confirmed governmental assessments, if any, and Buyer shall take title subject to all pending assessments, if any, unless otherwise agreed as follows:

-------------------------------------------------------------------------------.

7. PRORATIONS AND ADJUSTMENTS: Unless otherwise provided, the following items shall be prorated and either adjusted between the parties or paid at closing:
(a) Ad valorem taxes on real property shall be prorated on a calendar year basis through the date of closing; (b) Ad valorem taxes on personal property for the entire year shall be paid by the Seller unless the personal property is conveyed to the Buyer, in which case, the personal property taxes shall be prorated on a calendar year basis through the date of closing. (c) All late listing penalties, if any, shall be paid by Seller. (d) Rents, if any, for the Property shall be prorated through the date of closing. (e) Owners' association dues and other like charges shall be prorated through the date of closing. Seller represents that the regular owners' association dues, if any, are $ N/A
                                                                         -------
per -------.

Int: 8. CLOSING EXPENSES: Seller shall pay for preparation of a deed and all other documents necessary to perform Seller's obligations under
[ILLEGIBLE]  this agreement. Buyer shall pay for recording the deed, for excise tax (revenue stamps required by law) and for preparation and [ILLEGIBLE] recording of all instruments required to secure the balance of the purchase price unpaid at closing.

             9. FUEL: Buyer agrees to purchase from Seller the fuel, if any, situated in any tank on the Property at the prevailing rate with the cost of measurement thereof, if any, being paid by Seller.

             10. EVIDENCE OF TITLE: Seller agrees to use his best efforts to deliver to Buyer as soon as reasonably possible after the acceptance of this offer, copies of all title information in possession of or available to Seller, including but not limited to: title insurance policies, attorney's opinions on title, surveys, covenants, deeds, notes and deeds of trust and easements relating to the Property.

Int: 11. LABOR AND MATERIAL: Seller shall furnish at closing an affidavit and indemnification agreement in form satisfactory to
[ILLEGIBLE]  title company showing that all labor and materials, if any, furnished to the Property within 120 days prior to the date of [ILLEGIBLE] closing have been paid for and agreeing to indemnify title company against all loss from any cause or claim arising therefrom.

NC Bar Association Form No. L-2, (c)1996.                           (SOFTPRO
                                                                    CORPORATION
          This Standard Form has been approved jointly by the:      LOGO)
          NORTH CAROLINA BAR ASSOCIATION--NC Bar Form No. L-2
          NORTH CAROLINA ASSOCIATION OF REALTORS(r), INC.--STANDARD FORM NO. 1-8
                                                                    (ILLEGIBLE)

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     IN WITNESS WHEREOF the parties have executed this Addendum as of the date last signed by the parties as set forth beneath their signatures below.


                                        Buyer: /s/ Ronald F. McManus
                                              --------------------------------
                                                   Ronald F. McManus

                                        Date: 3/18/03
                                             ---------------------------------


                                        Seller: Diversicare Assisted Living
                                                  Services, NC, LLC

                                        By: /s/ Glynn Riddle
                                           -----------------------------------

                                        Its: VP & Chief Financial Officer
                                            ----------------------------------

                                        Date: 3-14-2003
                                             ---------------------------------


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